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                                                                    EXHIBIT 10.2

                      FISHER SCIENTIFIC INTERNATIONAL INC.

                   NON-QUALIFIED STOCK OPTION AWARD AGREEMENT

                               MANAGEMENT OPTIONS

         THIS AGREEMENT is made by and between FISHER SCIENTIFIC INTERNATIONAL INC., a Delaware corporation (the "Company"), and [NAME OF EMPLOYEE] , ("Optionee"), as of [DATE].


                                    RECITALS

A. The Company has adopted and approved the Fisher Scientific International Inc. 2003 EQUITY AND INCENTIVE PLAN (the "Plan"), a copy of which is attached to this Agreement; and

B. The Committee appointed to administer the Plan has determined that Optionee is eligible to participate in the Plan and that it would be to the advantage and best interest of the Company and its stockholders to grant the Option provided for herein to Optionee; and

C. This Agreement is prepared in conjunction with and under the terms of the Plan. Terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Plan; and

D. Optionee has accepted the grant of the Option and agreed to the terms and conditions hereinafter stated.

NOW THEREFORE, IN CONSIDERATION OF THE FOREGOING RECITALS AND OF THE PROMISES AND CONDITIONS HEREIN CONTAINED, IT IS AGREED AS FOLLOWS:


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FISHER SCIENTIFIC INTERNATIONAL INC.                                      PAGE 2
NON-QUALIFIED STOCK OPTION AWARD AGREEMENT
MANAGEMENT OPTIONS


                                    ARTICLE I
                                 GRANT OF OPTION

SECTION 1.1 - GRANT OF  OPTION.

Subject to the provisions of this Agreement, the provisions of the Plan, the provisions of the Agreement Relating to Intellectual Property, Confidential Information, Conflicts of Interest and Release between the Company and [NAME OF EMPLOYEE], the Company has granted effective [DATE] (the "Effective Date") to Optionee the right and option to purchase all or any part of [NUMBER OF SHARES] shares of common stock, par value $ .01 per share ("Stock"), of the Company. The Option granted pursuant to this Agreement is not intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the"Code").

SECTION 1.2 - EXERCISE PRICE.

The exercise price of the Option shall be $[PRICE PER SHARE] per share of Stock subject to the Option without commission or other charge.

                                   ARTICLE II
                           VESTING AND EXERCISABILITY

SECTION 2.1 - VESTING AND EXERCISABILITY.

Except as otherwise provided herein or in the Plan, the Option shall become 100 percent vested three years from the date of grant, if Optionee has continuously provided services to the Company, a subsidiary or parent or has been continuously employed by the Company, a subsidiary or a parent until such date. Prior to becoming 100 percent vested, the Option shall become exercisable in three cumulative installments as follows:

                                                 DATE FIRST AVAILABLE
              NUMBER OF SHARES                       FOR EXERCISE
              ----------------                   --------------------
         [ONE-THIRD OF SHARES GRANTED]       [FIRST ANNIVERSARY OF AWARD]
         [ONE-THIRD OF SHARES GRANTED]       [SECOND ANNIVERSARY OF AWARD]
         [ONE-THIRD OF SHARES GRANTED]       [THIRD ANNIVERSARY OF AWARD]




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FISHER SCIENTIFIC INTERNATIONAL INC.                                      PAGE 3
NON-QUALIFIED STOCK OPTION AWARD AGREEMENT
MANAGEMENT OPTIONS

SECTION 2.2 - EXPIRATION OF OPTION.

The Option may not be exercised to any extent after the first to occur of the following events:

(a) The expiration of ten years from the date the Option was granted;

(b) The date of termination of Optionee's employment or services if such termination is for cause;

(c) The expiration of three months from the date of termination of Optionee's employment or services for any reason other than death, retirement on Optionee's normal retirement date under the Company's qualified retirement plan, or permanent disability within the meaning of Section 22(c)(3) of the Code; or

(d) The expiration of one year from the date of termination of Optionee's employment or services as a result of death, retirement on Optionee's normal retirement date under the Company's qualified retirement plan, or Optionee having become permanently disabled within the meaning of Section 22(c)(3) of the Code.

                                   ARTICLE III
                               EXERCISE OF OPTION

SECTION 3.1 - MANNER OF EXERCISE.

(a) The Option, to the extent then vested and exercisable, shall be exercisable by delivery to the Company of a written notice stating the number of shares as to which the Option is exercised pursuant to this Agreement and a designation of the method of payment of the exercise price with respect to Stock to be purchased. An Option may not be exercised for less than 100 shares of Stock (or the number of remaining shares of Stock subject to the Option if less than 100).

(b) The exercise price of the Option, or portion thereof, with respect to Stock to be purchased, shall be paid in full at the time of exercise; payment may be made in cash, which may be paid by check, or other instrument acceptable to the Company, or, with the consent of the Committee, which consent may be withheld in its sole discretion, in shares of Stock, valued at the Fair Market Value on the date of exercise, or if there were no sales on such date, on the next preceding day on which there were sales, or if permitted by the Committee and subject to such terms and conditions as it may determine, by surrender of outstanding Awards under the Plan. In addition, any amount necessary to satisfy applicable federal, state or local tax requirements shall be paid promptly upon notification of the amount due. The Committee may permit, in its sole discretion, such amount to be paid in Stock previously owned by the employee, or a portion of Stock that otherwise would be distributed to such employee upon exercise of the Option, or a combination of cash and such Stock.


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FISHER SCIENTIFIC INTERNATIONAL INC.                                      PAGE 4
NON-QUALIFIED STOCK OPTION AWARD AGREEMENT
MANAGEMENT OPTIONS

                                   ARTICLE IV
                                  MISCELLANEOUS

SECTION 4.1 - TRANSFERABILITY OF OPTION.

Unless the Committee determines otherwise, the Option is nontransferable except by will or the laws of descent and distribution.

SECTION 4.2 - NO RIGHTS AS A STOCKHOLDER; ADJUSTMENT.

Optionee shall have no rights as a stockholder with respect to any Stock covered by the Option until the date of the issuance of a stock certificate to such individual for such Stock. Except as provided in Section 7 of the Plan, in the event that following the date hereof the Company shall (i) pay a dividend or make any other distribution with respect to Stock in shares of Stock, (ii) subdivide the amount of outstanding Stock into additional shares of Stock, (iii) combine the outstanding shares of Stock into a smaller number of shares of Stock, (iv) issue any shares of its capital stock in a reclassification of shares of Stock (including any such reclassification in connection with a merger, consolidation, share exchange or other business combination), or (v) in the event the Company shall merge, combine or engage in a share exchange or similar corporate transaction with any other entity in which the Company is not the surviving corporation, then the Committee in good faith shall make such equitable changes or adjustments as it deems necessary or appropriate, including changes to the type of securities issuable in respect of the Option (including, if applicable, the securities of the acquiring company), the number of shares of Stock or other securities issuable in respect of the Option, and the exercise price of the Option. The Committee shall also determine whether a similar corporate transaction or event affects Stock in a manner such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Optionee under the Plan, and if the Committee determines such an adjustment is appropriate, it shall make such equitable changes or adjustments as it deems necessary or appropriate, including changes to the type of securities issuable in respect of the option (including, if applicable, the securities of the acquiring company), the number of shares of Stock or other securities issuable in respect of the Option, and the exercise price of the Option. Notwithstanding anything to the contrary contained herein, the provisions of this Section 4.2 shall not apply in the event of issuance by the Company of equity securities in exchange for less than the Fair Market Value of such equity securities.

SECTION 4.3 - OTHER RESTRICTIONS.

The exercise of each Option shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Stock subject or related thereto upon any securities exchange or under any state or federal law, (ii) the consent or approval of any government regulatory body, or (iii) an agreement by Optionee with respect to the disposition of shares of Stock is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then, in any such event, such exercise shall not be effective unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.


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FISHER SCIENTIFIC INTERNATIONAL INC.                                      PAGE 5
NON-QUALIFIED STOCK OPTION AWARD AGREEMENT
MANAGEMENT OPTIONS

SECTION 4.4 - TAXES AND WITHHOLDINGS.

Not later than the date of exercise of the Option granted hereunder, Optionee shall pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the exercise of such Option. The Company shall, to the extent permitted or required by law, have the right to deduct from any payment of any kind otherwise due to Optionee federal, state, and local taxes of any kind required by law to be withheld upon the exercise of such option.

SECTION 4.5 - NOTICES.

Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Company at Liberty Lane, Hampton, New Hampshire 03842,
Attention: Corporate Secretary, and to Optionee at the address set forth below or at such other address as either party may hereafter designate in writing to the other by like notice.

SECTION 4.6 - EFFECT OF AGREEMENT.

Except as otherwise provided hereunder, this Agreement shall be binding upon and shall inure to the benefit of any successor or successors of the Company.

SECTION 4.7 - CONFLICTS AND INTERPRETATIONS.

In the event of any ambiguity in this Agreement, any term which is not defined in this Agreement or any matters as to which this Agreement is silent, the Plan shall govern.

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FISHER SCIENTIFIC INTERNATIONAL INC.                                      PAGE 6
NON-QUALIFIED STOCK OPTION AWARD AGREEMENT
MANAGEMENT OPTIONS


SECTION 4.8 - AMENDMENT.

This Agreement may not be amended in any manner except by an instrument in writing signed by both parties hereto. The waiver by either party of compliance with any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement or of any subsequent breach of such party of a provision of this Agreement.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by a duly authorized officer and Optionee has hereunto set Optionee's hand.


                                           FISHER SCIENTIFIC INTERNATIONAL INC.



                                           BY: ________________________________
                                               NAME:
                                               TITLE:

SIGNATURE OF OPTIONEE:

___________________________________
ADDRESS:

SOCIAL SECURITY NUMBER: